                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 6, 2002
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                      1-11556                25-1311379
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)


                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (814) 234-6000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On February 6, 2002, Uni-Marts Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Board of Directors had adopted a Shareholder Rights Plan. The press release is attached as Exhibit 99.1 to this Form 8-K. Terms of the Shareholder Rights Plan are embodied in a Rights Agreement dated as of February 6, 2002 between the Company and Mellon Investor Services LLC, as Rights Agent, which will be filed in a Registration Statement on Form 8-A.

ITEM 7.  EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------
    99              Press release dated February 6, 2002

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 6, 2002                     UNI-MARTS INC.


                                            By:  /s/ Henry D. Sahakian
                                                 -----------------------------
                                                 Name: Henry D. Sahakian
                                                 Title: Chairman of the Board

EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION
-----------             -----------
    99                  Press release dated February 6, 2002